UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Under §240.14a-12

BONE BIOLOGICS CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BONE BIOLOGICS CORPORATION

2 Burlington Woods Drive, Ste 100

Burlington, MA 01803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 28, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Bone Biologics Corporation for the fiscal year ended December 31, 2025 (the “Annual Meeting”), to be held at 11:30 a.m. Eastern Time on Monday, September 28, 2026, at Bone Biologics Corporation offices, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803. Directions to our corporate headquarters are available at www.bonebiologics.com.

We previously filed and made available to our stockholders our definitive proxy statement and related proxy materials on July 2, 2026 for the Annual Meeting, which contained three proposals. The enclosed proxy materials are being sent to you to reflect the postponement of the Annual Meeting, which was originally scheduled for August 11, 2026, to September 28, 2026, and because we have determined to (i) add a new Proposal Four in order to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our common stock underlying certain warrants issued in connection with a private placement transaction; (ii) add a new Proposal Five in order to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock in a range of 1-for-2 to 1-for-10, at the discretion of the Board of Directors (the “Reverse Stock Split”); and (iii) add a new Proposal Six in order to approve an adjournment of the Annual Meeting, if necessary or appropriate, if there are not sufficient votes at the time of the Annual Meeting to approve the proposals submitted to our stockholders and/or establish a quorum for the Annual Meeting.

The Annual Meeting is being held for the following purposes, which are more fully described in the accompanying proxy statement:

●	To elect four directors to our Board of Directors;

●	To approve, in an advisory (non-binding) vote, our executive officer compensation;

●	To ratify the appointment of Weinberg & Company, P.A., as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of the Company’s common stock underlying certain warrants issued by us pursuant to that certain Securities Purchase Agreement, dated as of July 7, 2026, by and among the Company and the investor named on the signatory pages thereto, and that certain Engagement Letter, by and among the Company and H.C. Wainwright & Co., LLC, dated as of March 11, 2025, as amended, in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such warrants;

●	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the Reverse Stock Split;

●	To approve an adjournment of the Annual Meeting, if necessary or appropriate, if there are not sufficient votes at the time of the Annual Meeting to approve the proposals submitted to the Company’s stockholders and/or establish a quorum for the Annual Meeting; and

●	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board of Directors has fixed the close of business on August 6, 2026, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only our stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

We commenced mailing of this proxy statement, proxy card and our 2025 Annual Report to stockholders for the fiscal year ended December 31, 2025, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission, available to stockholders on or about        , 2026.

The proxy statement, proxy card and 2025 Annual Report to stockholders for the fiscal year ended December 31, 2025, are available at the following website: www.bonebiologics.com/investor-relation.

By Order of the Board of Directors,

Bruce Stroever
Chairman of the Board of Directors

       , 2026

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY/VOTING INSTRUCTION CARD. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT AND PROXY/VOTING INSTRUCTION CARD.

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BONE BIOLOGICS CORPORATION

2 Burlington Woods Drive, Ste 100

Burlington, MA 01803

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on September 28, 2026

The Annual Meeting

This proxy statement is being furnished to the stockholders of Bone Biologics Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting of stockholders to be held at 11:30 a.m. Eastern Time on Monday, September 28, 2026 (the “Annual Meeting”), at Bone Biologics Corporation offices, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803, and at any adjournments or postponements thereof. Directions to our corporate headquarters are available at www.bonebiologics.com.

We previously filed and made available to our stockholders our definitive proxy statement and related proxy materials on July 2, 2026 for the Annual Meeting, which contained three proposals. The enclosed proxy materials are being sent to you to reflect the postponement of the Annual Meeting, which was originally scheduled for August 11, 2026, to September 28, 2026, and because we have determined to (i) add a new Proposal Four in order to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our common stock underlying certain warrants issued in connection with a private placement transaction; (ii) add a new Proposal Five to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock in a range of 1-for-2 to 1-for-10, at the discretion of the Board; and (iii) add a new Proposal Six in order to approve an adjournment of the Annual Meeting, if necessary or appropriate, if there are not sufficient votes at the time of the Annual Meeting to approve the proposals submitted to our stockholders and/or establish a quorum for the Annual Meeting.

The Annual Meeting is being held for the following purposes, which are more fully described in this proxy statement:

●	To elect four directors to our Board;

●	To approve, in an advisory (non-binding) vote, our executive officer compensation;

●	To ratify the appointment of Weinberg & Company, P.A., as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of the Company’s common stock underlying certain warrants issued by us pursuant to that certain Securities Purchase Agreement, dated as of July 7, 2026, by and among the Company and the investor named on the signatory pages thereto, and that certain Engagement Letter, by and among the Company and H.C. Wainwright & Co., LLC, dated as of March 11, 2025, as amended (the “Engagement Letter”), in an amount equal to or in excess of 20% of our common stock outstanding immediately prior to the issuance of such warrants (the “Nasdaq 20% Proposal”);

●	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of the Company’s common stock in a range of 1-for-2 to 1-for-10, at the discretion of the Board (the “Reverse Stock Split”);

●	To approve an adjournment of the Annual Meeting, if necessary or appropriate, if there are not sufficient votes at the time of the Annual Meeting to approve the proposals submitted to the Company’s stockholders and/or establish a quorum for the Annual Meeting (the “Adjournment”); and

●	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Stockholders of the Company as of August 6, 2026, the Record Date, may vote in one of the following four ways: (1) by Internet at www.proxypush.com/BBLG, we encourage you to vote this way, (2) by touch tone telephone: call toll-free at 1-866-883-3382, (3) by completing, signing, dating and returning your proxy card, and (4) at the Annual Meeting. It is important that you vote your shares whether or not you attend the Annual Meeting in person. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy on the Internet. Only the latest vote you submit will be counted. Shares represented by proxy will be voted in accordance with the instructions you provide to the individuals named on the proxy. If you provide no instruction, the shares will be voted for all of the proposals.

NO MATTER WHAT METHOD YOU ULTIMATELY DECIDE TO USE TO VOTE YOUR SHARES, WE URGE YOU TO VOTE PROMPTLY.

Record Date; Shares Entitled To Vote; Vote Required To Approve the Transaction

The Board has fixed the close of business on August 6, 2026 (the “Record Date”), as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, 2,011,057 shares of our common stock, par value $0.001 per share (“Common Stock”) were issued and outstanding, and pursuant to our Amended and Restated Bylaws, as amended (the “Bylaws”), each outstanding share of Common Stock is entitled to one vote on each matter submitted to vote at a meeting of our stockholders.

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At least one-third of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. In the absence of a quorum, the Annual Meeting may be postponed from time to time until stockholders holding the requisite number of shares of our Common Stock are represented in person or by proxy. Broker non-votes and abstentions will be counted towards a quorum at the Annual Meeting.

Solicitation, Voting and Revocation of Proxies

This solicitation of proxies is being made by our Board, and our Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our Company, who will not receive any additional compensation for such solicitation activities. We have retained Advantage Proxy, Inc. (“Advantage”) to assist in the proxy solicitation process. We have agreed to pay Advantage $5,000. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Shares of our Common Stock represented by a proxy received at or prior to the Annual Meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy. If a proxy card is signed and returned without any voting instructions, shares of our Common Stock represented by the proxy card will be voted “FOR” the proposals described in this proxy statement, and in accordance with the determination of the majority of our Board, as to any other matter which may properly come before the Annual Meeting, including any adjournment or postponement thereof. A stockholder may revoke any proxy given pursuant to this solicitation by: (i) submitting a later-dated vote by internet or telephone by 11:59 p.m., Eastern Time, on September 27, 2026 (only your latest internet or telephone vote will be counted); (ii) delivering to our corporate secretary, at or prior to the Annual Meeting, a duly executed proxy card relating to the same shares and bearing a later date; (iii) delivering to our Corporate Secretary a timely written notice that you are revoking your proxy, which must be received no later than September 27, 2026 or (iv) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy. All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

BONE BIOLOGICS CORPORATION

2 Burlington Woods Drive, Ste 100

Burlington, MA 01803

Attention: Corporate Secretary

Our Board is not aware of any business to be acted upon at the Annual Meeting other than consideration of the proposals described herein.

Internet and Telephone Voting

In addition to marking, signing, dating and mailing the enclosed proxy card, you may vote over the Internet or by telephone. Voting via the Internet and telephone is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote via the Internet or telephone, you can do so (1) by Internet at www.proxypush.com/BBLG, we encourage you to vote this way, or (2) by touch tone telephone: call toll-free at 1-866-883-3382. If you own your shares in your own name, you can vote via the Internet or telephone in accordance with the instructions provided on the printed proxy materials. If your shares are held in “street name” by a bank, broker or other nominee, please follow the instructions in the voting instructions card provided by your broker or bank.

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If you vote via the Internet or telephone, you do not have to mail in a proxy card, but your vote must be received by 11:59 p.m., Eastern Time, on September 27, 2026.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING

Q:	WHAT IS THIS PROXY STATEMENT AND WHY AM I RECEIVING THESE MATERIALS?

A:

You are receiving these printed proxy materials by mail in connection with the Annual Meeting of stockholders called by our Board in connection with soliciting stockholder votes for the purpose of (i) electing four directors to our Board to serve for a term ending on the date of the next Annual Meeting of stockholders following the date such persons are elected as directors, or until their successors are duly elected and qualified; (ii) approving in an advisory (non-binding) vote, our executive officer compensation; (iii) ratifying the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; (iv) approving the Nasdaq 20% Proposal; (v) approving an amendment to the Charter to effect the Reverse Stock Split; and (vi) approving the Adjournment; in each case, as more fully described in this proxy statement. You have been sent these printed proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting called for the purpose of voting on the foregoing matters.

We are making these proxy materials available to stockholders on or about         , 2026.

Q:	WHAT IS INCLUDED IN THESE PROXY MATERIALS?

A:

These proxy materials, including the Notice of 2026 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form.

Q:	WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, compensation of our directors and named executive officers, and certain other required information.

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Q:	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING, AND WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A:	Only holders of shares of our Common Stock, as of the Record Date, are entitled to vote at the Annual Meeting. As of August 6, 2026, the Record Date, there were 2,011,057 shares of our Common Stock issued and outstanding, and entitled to notice of and to vote at the Annual Meeting. For all matters each outstanding share of our Common Stock will be entitled to one vote on each matter. Pursuant to our Bylaws, at least one-third of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the Annual Meeting.

Proposal	Description	Vote Required(1)
One	Election of the four directors	Plurality of the votes cast at the Annual Meeting(2)

Two	Approval, in an advisory (non-binding) vote, our executive officer compensation	Affirmative vote of the majority of votes cast on the proposal (3)

Three	To ratify the appointment of Weinberg & Company, P.A., as our independent registered public accounting firm for the fiscal year ending December 31, 2026	Affirmative vote of the majority of votes cast on the proposal (4)

Four	To approve the Nasdaq 20% Proposal	Affirmative vote of the majority of votes cast on the proposal

Five	To approve an amendment to the Charter to effect the Reverse Stock Split	Affirmative vote of the majority of votes cast on the proposal

Six	To approve the Adjournment	Affirmative vote of the majority of votes cast on the proposal

(1)	Because abstentions and broker non-votes are not considered votes cast, abstentions and broker non-votes will have no effect on any of the proposals at the Annual Meeting.
(2)	Our stockholders elect directors by a plurality vote, which means that the director nominees receiving the most votes will be elected. A vote to “withhold” will have no effect on the election of director nominees because the nominees who receive the highest number of “for” votes are elected, and since the nominees are running unopposed they only need a single “for” vote to be elected.
(3)	The advisory vote to approve the compensation of our named executive officers is not binding upon our Board or the Compensation Committee of our Board. However, the Board and the Compensation Committee will consider the outcome of this vote when making future compensation decisions.
(4)	We are presenting the appointment of Weinberg & Company, P.A. to our stockholders for ratification. The Audit Committee of our Board will consider the outcome of this vote in its future discussions regarding the appointment of our independent registered public accounting firm.

Beneficial Owner. For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE based on NYSE rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares. We anticipate Proposals Three, Five and Six are routine matters on which brokers may vote.

Q:	WHO COUNTS THE VOTES?

A:	Equiniti Trust Company, LLC has been appointed inspector of election by the Company and will tabulate votes at the Annual Meeting.

Q:	DOES OUR BOARD RECOMMEND VOTING “FOR” THE PROPOSALS?

A:	Yes. Our Board unanimously recommends that our stockholders vote “FOR” each of the four director nominees in this proxy statement, and “FOR” Proposals Two, Three, Four, Five and Six.

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Q:	HOW MAY I VOTE ON THE PROPOSALS IF I OWN SHARES IN MY OWN NAME?

A:	If you own your shares in your own name, you may vote on the proposals presented in this proxy statement in one of the following four ways whether or not you plan to attend the Annual Meeting: (1) by Internet at www.proxypush.com/BBLG, we encourage you to vote this way, (2) by touch tone telephone: call toll-free at 1-866-883-3382, (3) by completing, signing, dating and returning your proxy card and (4) at the Annual Meeting. It is important that you vote your shares whether or not you attend the meeting in person. If you provide no instructions on your proxy card, the shares will be voted “FOR” (i) the election of four nominees listed on the proxy card; (ii) the approval, in an advisory (non-binding) vote, of our executive officer compensation; (iii) the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; (iv) the approval of the Nasdaq 20% Proposal; (v) the approval of an amendment to the Charter to effect the Reverse Stock Split; and (vi) the approval of the Adjournment. In the event other business properly comes before the Annual Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Q:	HOW MAY I VOTE ON THE PROPOSALS IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, BANK OR OTHER NOMINEE?

A:

If on the Record Date, your shares of our Common Stock were held in an account at a brokerage firm, bank, dealer or other similar organization, which we collectively refer to as a broker, then you are the beneficial owner of shares held in “street name” and these proxy materials are being made available to you by that organization along with a voting instruction card. As a beneficial owner, you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Your shares will be voted as you indicate. Check the voting instruction card used by that organization to see if it offers internet or telephone voting.

If you want to vote in person at the Annual Meeting you may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting.

Brokerage firms do not have authority to vote shares for which their customers do not provide voting instructions except with respect to the ratification of Weinberg & Company, P.A., the approval of an amendment to the Charter to effect the Reverse Stock Split and the approval of the Adjournment, which are considered routine matters. A broker, banker or other nominee no longer has discretion to vote for or against the other proposals in this proxy statement which are considered non-routine matters. Accordingly, we encourage you to provide instructions to your brokerage firm on how to vote your shares.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.

Q:	CAN I CHANGE MY MIND AND REVOKE MY PROXY?

A:	Yes. If you are a stockholder of record, you may change your vote at any time before the polls close at the meeting. You may do this by (i) submitting a later-dated vote by internet or telephone; (ii) delivering to our Corporate Secretary, at or prior to the Annual Meeting, a duly executed proxy card relating to the same shares and bearing a later date; (iii) delivering to our Corporate Secretary a timely written notice that you are revoking your proxy, which must be received no later than September 27, 2026; or (iv) voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If you voted by Internet or telephone, you may change your vote at any time up until 11:59 p.m., Eastern Time, on September 27, 2026, by resubmitting a new vote by Internet or telephone. Your last vote will be the one which is used for voting purposes. If you hold your shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the Annual Meeting if you intend to vote shares held in “street name” at the Annual Meeting.

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Q:	CAN I VOTE MY SHARES IN PERSON?

A:	Yes. The Annual Meeting is open to all holders of our Common Stock as of the Record Date. To vote in person, you will need to attend the meeting and bring with you evidence of your stock ownership. If your shares are registered in your name, you will need to bring valid picture identification. If your shares are held in the name of your broker, bank or another nominee, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement, and valid picture identification, and may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the Annual Meeting.

Q:	CAN I OBTAIN A STOCKHOLDER LIST?

A:	Yes. A stockholder list will be available for examination by our stockholders at our principal executive offices at 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803 during ordinary business hours throughout the ten-day period prior to the Annual Meeting for any purpose germane to the Annual Meeting.

Q:	HOW CAN I FIND OUT THE VOTING RESULTS OF THE ANNUAL MEETING?

A:	Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

Q:	DO I HAVE DISSENTERS’ RIGHTS IN CONNECTION WITH THE PROPOSALS?

A:	No. Under Delaware law, “dissenters’ rights” are not available in connection with the proposals presented in this proxy statement.

Q.	HOW MAY I REQUEST A SINGLE SET OF PROXY MATERIALS FOR MY HOUSEHOLD?

A:	If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us to request delivery of a single copy of these materials. Written requests should be made to Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q.	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:	Other than the proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

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Q.	IS MY VOTE CONFIDENTIAL?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

Q.	WHO IS PAYING FOR THIS PROXY SOLICITATION?

A:	Our Board is making this solicitation, and we will pay the entire cost of the proxy solicitation. In addition to solicitation by mail, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have engaged Advantage to assist in proxy solicitation and collection at a cost of $5,000. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL ONE – ELECTION OF DIRECTORS

Our Board currently has four directors. The Board proposes that all of the nominees listed below, each of whom currently serves on the Board, be elected as directors to serve for a term ending on the date of the next annual meeting of stockholders following the date such persons are elected as directors, and until their successors are duly elected and qualified. The Nominating and Corporate Governance Committee has approved and recommended for election as directors at the Annual Meeting the nominees described in this proxy statement.

Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Name	Age	Position
Bruce Stroever	76	Chairman of the Board of Directors
Siddhesh Angle	42	Director
Robert Gagnon	52	Director
Phil Meikle	62	Director

The biographies and work experience of each of our nominees for directors is set forth below under “Directors and Executive Officers.”

Vote Required and Recommendation of Board

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

The Board Recommends a Vote “For” Each of the Nominees Listed Above.

PROPOSAL TWO – ADVISORY VOTE ON EXECUTIVE COMPENSATION

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay practices. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. The goal for our executive compensation program is to motivate and retain highly-talented executives who are critical to the successful implementation of our strategic business plan.

At our 2023 annual meeting of stockholders, our stockholders approved that we hold this non-binding, advisory vote on executive compensation every year. Our Board subsequently adopted this preference, and we are providing our stockholders with a say-on-pay vote this year.

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We invite you to consider the details of our executive compensation program provided in the tables and narrative discussion relating to the program. These will provide you with the individual elements of our compensation program and allow you to view the trends in compensation for the years presented.

We request stockholder approval of the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosures include the compensation tables and the narrative discussion pertaining to compensation. As an advisory vote, this proposal is not binding upon our Board or us. However, we expect that our Compensation Committee, which is responsible for designing and administering our executive compensation program, will consider the outcome of the vote when making future compensation decisions for our named executive officers. Accordingly, we are asking you to approve the following resolution:

RESOLVED, that the compensation paid to the named executive officers of Bone Biologics Corporation, as disclosed in the 2026 Proxy Statement of Bone Biologics Corporation pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, hereby is approved.

The Board unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers. Proxies received will be so voted unless stockholders vote otherwise via the Internet or specify otherwise in their completed and returned proxy cards.

PROPOSAL THREE – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

General

The Audit Committee of our Board has appointed Weinberg & Company, P.A. (“Weinberg & Company”) to act as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and recommends that our stockholders vote to ratify such appointment. Representatives of Weinberg & Company are not expected to be present at the Annual Meeting.

Stockholder ratification of the selection of Weinberg & Company is not required by our Bylaws or otherwise. However, the Board is submitting the selection of our independent registered accounting firm to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify this appointment, the Audit Committee may, but is not required to, reconsider whether to retain Weinberg & Company. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

	2025	2024
Audit Fees	$111,155	$89,108
Audit Related Fees	36,000	89,620
Tax fees	-	-
All other fees	-	-
Total	$147,155	$178,728

Audit Fees

Audit fees during the years ended December 31, 2025 and 2024 were for professional services rendered for the audit of our annual consolidated financial statements, for the reviews of our quarterly financial statements, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

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Tax Fees

There were no fees billed to us by Weinberg & Company, P.A. for services that are reasonably related to the performance of tax compliance, tax advice, and tax planning.

All Other Fees

There were no fees billed to us by Weinberg & Company, P.A. for services not set forth above.

Our Audit Committee has determined that the services provided by Weinberg & Company are compatible with maintaining the independence of Weinberg & Company as our independent registered public accounting firm.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by our independent registered public accounting firm. The policies and procedures provide that management and our independent registered public accounting firm jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each year. In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis. For each proposed service, management must provide a detailed description of the service and the projected fees and costs (or a range of such fees and costs) for the service. The policies and procedures require management and our independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed. All of the services provided and fees charged by Weinberg & Company were approved by our Audit Committee.

Vote Required and Recommendation of Board

Under Delaware law and pursuant to our Bylaws, the proposal to ratify Weinberg & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026, will be approved by the affirmative vote of the majority of the votes cast on the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF WEINBERG & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL FOUR – APPROVAL OF THE POTENTIAL ISSUANCE OF SHARES UNDERLYING CERTAIN WARRANTS

Background and Description of the Nasdaq 20% Proposal

The Private Placement

On July 7, 2026, we entered into a securities purchase agreement (the “Purchase Agreement”) with an investor for the issuance and sale in a private placement (the “Private Placement”) of pre-funded warrants (the “Pre-Funded Warrants”) to purchase 2,112,677 shares of Common Stock (the “Pre-Funded Warrant Shares”), together with Series F warrants (the “Series F Warrants”) to purchase 2,112,677 shares of Common Stock (the “Series F Warrant Shares”) and Series G warrants (the “Series G Warrants,” together with the Series F Warrants, the “Common Warrants”) to purchase 2,112,677 shares of Common Stock (the “Series G Warrant Shares, and together with the Series F Warrant Shares, the “Common Warrant Shares”) at a combined purchase price of $1.419 per Pre-Funded Warrant and accompanying Common Warrants.

The Pre-Funded Warrants are exercisable immediately, may be exercised at any time until all of the Pre-Funded Warrants are exercised in full, and have an exercise price of $0.001 per share. The Common Warrants will be exercisable beginning on the effective date of Stockholder Approval (as defined below) of the issuance of the Common Warrant Shares. The Series F Warrants will expire five years from the effective date of Stockholder Approval and the Series G Warrants will expire eighteen months from the effective date of Stockholder Approval.

A holder will not have the right to exercise any portion of the Common Warrants or the Pre-Funded Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Common Warrants or the Pre-Funded Warrants.

In connection with the Private Placement, we entered into a registration rights agreement (“Registration Rights Agreement”), dated as of July 7, 2026, with the investor, pursuant to which we agreed to prepare and file a registration statement with the SEC registering the resale of the Pre-Funded Warrant Shares and Common Warrant Shares no later than fifteen calendar days after the date of the Registration Rights Agreement (the “Registration Statement”). The Registration Statement was declared effective on July 24, 2026, in satisfaction of obligations under the Registration Rights Agreement.

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H.C Wainwright & Co., LLC (“Wainwright”) acted as our exclusive placement agent in connection with the Private Placement. In addition, we issued to Wainwright, or its designees warrants (the “Placement Agent Warrants” and together with the Common Warrants, the “Warrants”) to purchase up to an aggregate of 126,761 shares of Common Stock at an exercise price equal to $1.775 per share (the “Placement Agent Warrant Shares” and together with the Common Warrant Shares, the “Warrant Shares”). The Placement Agent Warrants have substantially the same terms as the Series F Warrants, except that the Placement Agent Warrants have an exercise price equal to $1.775 per share.

Nasdaq Listing Rule 5635 requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of 20% or more of the company’s outstanding common stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction, or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”).

Reasons for the Private Placement

As of June 30, 2026, our cash was approximately $4.0 million. We believe that the Private Placement, which yielded net proceeds of approximately $2.7 million, with potential additional gross proceeds to us from the Common Warrants, if fully exercised on a cash basis, of approximately $6.0 million, was necessary in light of our cash and funding requirements at the time. In addition, at the time of the Private Placement, our Board considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placement.

The Purchase Agreement

The Purchase Agreement contains representations and warranties of us and the investor, which are typical for transactions of this type. In addition, the Purchase Agreement contains customary covenants on our part that are typical for transactions of this type, including the following (each as set forth more fully in the Purchase Agreement):

●	We agreed not to effect or agree to effect any variable rate transactions until one year after the effective date of the Registration Statement, subject to certain exceptions;

●	We agreed not to issue any shares of Common Stock or Common Stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until sixty days after the effective date of the Registration Statement; and

●	We agreed to seek stockholder approval in accordance with the applicable law and rules and regulations of The Nasdaq Stock Market LLC (“Stockholder Approval”) at our next annual meeting or at a special meeting of stockholders to be held within ninety days of the closing date to solicit our stockholders’ affirmative vote for approval of the issuance of the Common Warrant Shares, and to call a meeting every 90 days thereafter if Stockholder Approval is not obtained at the initial meeting, to seek such Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the Common Warrants are no longer outstanding. This Nasdaq 20% Proposal is intended to fulfill this final covenant.

The Engagement Letter

Pursuant to the Engagement Letter, we paid the Placement Agent (i) a cash fee equal to 7.0% of the aggregate gross proceeds of the Private Placement; and (ii) a management fee of 1.0% of the aggregate gross proceeds of the Private Placement. We also reimbursed the Placement Agent for non-accountable expenses in an amount up to $35,000, and its legal fees and expenses and other out-of-pocket expenses in the amount of up to $50,000. As described above, the Engagement Letter provided for the issuance of the Placement Agent Warrants to the Placement Agent or its designees in connection with the Private Placement.

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The Common Warrants

The Series F Common Warrants are exercisable on or after Stockholder Approval until the five-year anniversary of the Stockholder Approval. The Series G Common Warrants are exercisable on or after Stockholder Approval until the eighteen-month anniversary of the Stockholder Approval. The Common Warrants have an exercise price of $1.42 per share. The exercise price and number of shares issuable upon exercise of the Common Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits, subsequent rights offerings, pro rata distributions, reorganizations, or similar events affecting the Common Stock and the exercise price. The Common Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering resale of the Common Warrant Shares, the Common Warrants may be exercised on a cashless basis.

Effect of the Issuance of the Common Stock Underlying the Warrants

The potential issuance of the shares of Common Stock underlying the Warrants would result in an increase in the number of shares of Common Stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the holders thereof exercise their warrants.

Reasons for Nasdaq Stockholder Approval

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) at a price less than the Minimum Price. In the case of the Private Placement, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Purchase Agreement, which we signed on July 7, 2026.

Immediately prior to the execution of the Purchase Agreement, we had 1,810,380 shares of Common Stock issued and outstanding. Therefore, the potential issuance of 4,352,115 Warrant Shares (consisting of 4,225,354 Common Warrant Shares and 126,761 Placement Agent Warrant Shares) would have constituted greater than 20% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities exercisable for our Common Stock) in excess of 20% of the shares of Common Stock outstanding immediately prior to the execution of the Purchase Agreement.

We cannot predict whether or when the Warrant holders will exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Warrant Shares that may ultimately be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of Common Stock to the Warrant holders. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the Warrant holders.

Approval by our stockholders of this Nasdaq 20% Proposal is also one of the conditions for us to receive up to an additional approximately $6.0 million in gross proceeds upon the exercise of the Common Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Private Placement under Nasdaq Listing Rule 5635(b) because the terms of the Pre-Funded Warrants and the Warrants include beneficial ownership limitations that prohibit the exercise of the Pre-Funded Warrants and the Warrants to the extent that such exercise would result in the holder and its affiliates, collectively, beneficially owning or controlling more than 4.99% (or, at the election of the holder, 9.99%) of the total outstanding shares of our Common Stock immediately after giving effect to such exercise, as such percentage ownership is determined in accordance with the terms of the Warrants.

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Potential Consequences of Not Approving the Nasdaq 20% Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Private Placement, as the Private Placement has already been completed, and the Warrants have already been issued. We are only asking for approval to issue the shares of Common Stock underlying the Warrants upon exercise thereof.

The failure of our stockholders to approve the Nasdaq 20% Proposal will mean that: (i) we cannot permit the exercise of the Warrants and (ii) may incur substantial additional costs and expenses, including the costs and expense of seeking stockholder approval until our stockholders approve the issuance of the shares underlying the Common Warrants pursuant to the Purchase Agreement.

We would realize an aggregate of up to approximately $6.0 million in gross proceeds if all the Common Warrants were exercised for cash. If the Common Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

Further Information

The terms of the Private Placement, including the Warrants, are complex and the material terms thereof are only briefly summarized above. For further information regarding the Private Placement and the Warrants, please refer to our Current Report on Form 8-K filed with the SEC on July 9, 2026. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Vote Required and Recommendation of Board

The affirmative vote of the majority of votes cast on the proposal is required to approve Proposal Four. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NASDAQ 20% PROPOSAL

PROPOSAL FIVE - APPROVAL OF AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF THE

COMMON STOCK AT THE DISCRETION OF THE BOARD

General

We are asking stockholders to approve a proposed amendment to our Charter to implement, at the discretion of the Board at any time prior to the one-year anniversary of the Annual Meeting, a reverse stock split of the outstanding shares of Common Stock in a range of not less than 1-for-2 shares and not more than 1-for-10 shares, or the Reverse Stock Split. The implementation of the Reverse Stock Split will not reduce the total number of authorized shares of Common Stock.

The Board has unanimously approved and declared advisable the Reverse Stock Split and recommended that our stockholders approve an amendment to the Charter to effect this proposal. The text of the proposed form of Certificate of Amendment to the Charter (the “Reverse Split Certificate”) is attached hereto as Appendix A.

If stockholders approve this proposal, then the Board will cause the Reverse Split Certificate to be filed with the Delaware Secretary of State and the Reverse Stock Split to be effected only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Split Certificate. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

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The Reverse Split Certificate will effect a reverse stock split of the outstanding shares of Common Stock at a reverse stock split ratio ranging from 1-for-2 to 1-for-10, as determined by the Board. We are proposing that the Board have the discretion to select the Reverse Stock Split ratio from within this range, rather than proposing that stockholders approve a specific ratio at this time, in order to give the Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement Reverse Stock Split.” We believe that enabling the Board to set the ratio of the Reverse Stock Split within the stated range is in the best interests of the Company and its stockholders because it will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented.

As of the Record Date, there were 2,011,057 shares of Common Stock outstanding. Based on such number of shares of Common Stock outstanding, immediately following the effectiveness of the Reverse Stock Split (without giving effect to the issuance of whole shares in lieu of fractional shares), we will have, depending on the Reverse Stock Split ratio selected by the Board, outstanding shares of stock as illustrated in the tables under the caption “—Principal Effects of the Reverse Stock Split—General.”

All holders of Common Stock will be affected equally by the Reverse Stock Split.

No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, any stockholders who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive in lieu thereof one additional whole share of Common Stock; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were outstanding immediately prior to the effective time of the Reverse Stock Split (the “Effective Time”) and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock have been reclassified; and with respect to holders of shares of Common Stock in book-entry form in the records of the Company’s transfer agent that were outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one additional share of Common Stock automatically and without any action by the holder. Each holder of Common Stock will hold the same percentage of the outstanding shares of Common Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving whole shares in lieu of fractional shares. The par value of the Common Stock will continue to be $0.001 per share (see “—Principal Effects of the Reverse Stock Split—Effect of Reverse Stock Split on Stated Capital”).

Background and Reasons for the Reverse Stock Split

The Board believes that effecting the Reverse Stock Split would help us to:

●	maintain the listing of our Common Stock and certain of our warrants on the Nasdaq Capital Market (“Nasdaq”);
●	increase the per share price of our Common Stock;
●	maintain the marketability and liquidity of our Common Stock; and
●	provide other potential benefits.

Maintain Our Listing on Nasdaq

The primary purpose for effectuating the Reverse Stock Split, should the Board choose to effect it, would be to maintain the listing of our Common Stock and certain of our warrants on Nasdaq. Our Common Stock and certain of our warrants are listed on Nasdaq under the symbols “BBLG” and “BBLGW,” respectively.

As of the Record Date, the closing price of one share of our common stock was $0.93. Although we are currently in compliance with the listing standards of Nasdaq, should the closing bid price of one share of our Common Stock decrease and remain below $1.00 for thirty consecutive business days, we would not be in compliance with the listing standards of Nasdaq Therefore, if we believed non-compliance was imminent, a Reverse Stock Split, if effected, should have the immediate effect of increasing the price of our common stock as reported on Nasdaq, therefore reducing the risk that our Common Stock and certain of our warrants could be delisted from Nasdaq.

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Our Board believes that the Reverse Stock Split may be necessary to maintain our listing on Nasdaq. Accordingly, the Board recommended that our stockholders approve the Reverse Split Certificate to effect the Reverse Stock Split and directed that this proposal be submitted to our stockholders for approval at the Annual Meeting. Failure to approve the Reverse Stock Split may have serious, adverse effects on the Company and its stockholders.

Increase the Per Share Price of Common Stock

If the Board chooses to effect the Reverse Stock Split, we believe it would increase the per share price of our Common Stock. In determining to seek authorization for this proposal, the Board considered that, by effectively condensing a number of pre-split shares into one share of Common Stock, the market price of a post-split share should generally be greater than the current market price of a pre-split share.

Maintain the Marketability and Liquidity of the Common Stock

The Board believes that the increased market price of the Common Stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of the Common Stock and encourage interest and trading in the Common Stock. For example, certain practices and policies favor higher-priced securities listed on a national securities exchange, like Nasdaq, over lower-priced securities quoted on the over-the-counter markets:

●	Stock Price Requirements: Many brokerage firms have internal policies and practices that have the effect of discouraging individual brokers from recommending lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced securities in their portfolios, which reduces the number of potential purchasers of the Common Stock. Investment funds may also be reluctant to invest in lower-priced securities.
●	Stock Price Volatility: A higher stock price may increase the acceptability of the Common Stock to a number of long-term investors who may not find the Common Stock attractive at its current prices due to the trading volatility often associated with securities below certain prices. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced securities.
●	Transaction Costs: Investors may be dissuaded from purchasing securities below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for lower-priced securities.
●	Access to Capital Markets: If we fail to comply with Nasdaq’s listing standards and our Common Stock is delisted from Nasdaq, investor demand for additional shares of our Common Stock would be limited, thereby preventing us from accessing the public equity markets as a strategy to raise additional capital.

We believe that the Reverse Stock Split, if effected, could increase analyst and broker interest in our Common Stock by avoiding these internal policies and practices. Increasing visibility of our Common Stock among a larger pool of potential investors could result in higher trading volumes. We also believe that the Reverse Stock Split may make our Common Stock a more attractive and cost-effective investment for many investors, which could enhance the liquidity of the Common Stock for our stockholders. These increases in visibility and liquidity could also help facilitate future financings and give management more flexibility to focus on executing our business strategy, which includes the strategic management of authorized capital for business purposes.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits, including the Company, have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Accordingly, after taking into account the negative factors associated with reverse stock splits and based on the positive factors discussed herein, the Board believes that being able to effect the Reverse Stock Split is in the best interests of the Company and its stockholders.

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Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether and when to effect the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this proposal, the Board may consider factors such as:

●	the continued listing requirements for the Common Stock on Nasdaq or other applicable exchange and our ability to maintain the listing of our Common Stock on Nasdaq;
●	the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the Reverse Stock Split on the trading market for the Common Stock in the short- and long-term;
●	the historical trading price and trading volume of the Common Stock;
●	actual and forecasted results of operations, and the likely effect of these results on the market price of Common Stock;
●	the projected impact of the Reverse Stock Split ratio on trading liquidity in the Common Stock;
●	the number of shares of Common Stock outstanding and the potential devaluation of our market capitalization as a result of the Reverse Stock Split;
●	the anticipated impact of a particular Reverse Stock Split ratio on our ability to reduce administrative and transactional costs; and
●	prevailing general market, industry and economic conditions.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our Common Stock.

We expect that the Reverse Stock Split will increase the market price of our Common Stock. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies of similar size to us is varied, particularly because investors may view a reverse stock split negatively. We have effected reverse stock splits in the past, however, the price of our Common Stock did not remain at the elevated price for an extended period of time following the reverse stock split. It is possible that the per share price of our Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of Common Stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower-priced securities. In addition, we cannot assure you that our Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance, similar to the prior reverse stock split by the Company. If the Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.

The Reverse Stock Split may decrease the liquidity of our Common Stock because fewer shares would be outstanding after the Reverse Stock Split. In addition, if the Board implements the Reverse Stock Split, more stockholders may own “odd lots” of fewer than 100 shares of Common Stock, which may be more difficult to sell. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares or multiples of 100 shares of Common Stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the Common Stock as described above.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

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A decline in the market price of our Common Stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

Effective Time

The Effective Time, if the Reverse Stock Split is approved by stockholders and implemented by us, will be the date and time that is determined by the Board, but will be no later than the one-year anniversary of the Annual Meeting.

If, at any time prior to the filing of the Reverse Split Certificate with the Delaware Secretary of State, the Board, in its discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Reverse Split Certificate or to abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

At the Effective Time, the Reverse Stock Split will combine, automatically and without any action on the part of us or our stockholders, the shares of Common Stock outstanding immediately prior thereto into a lesser number of new shares of Common Stock in accordance with the Reverse Stock Split ratio determined by the Board within the limits set forth in this proposal, and will round any fractional shares up to the nearest whole share.

Fractional Shares

Stockholders will not receive fractional shares of Common Stock in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional share of Common Stock. In other words, any fractional share will be rounded up to the nearest whole number. Shares of Common Stock held in registered form and shares of Common Stock held in “street name” (that is, through a broker) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

General

After the Effective Time, the number of our outstanding shares of Common Stock will decrease at the Reverse Stock Split ratio of not less than 1-for-2 and not more than 1-for-10. The Reverse Stock Split would be effected simultaneously for all shares of Common Stock at the same ratio for all shares, resulting in each stockholder owning fewer shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving whole shares in lieu of fractional shares as described above. Voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of Common Stock immediately after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”).

The principal effects of the Reverse Stock Split will be that:

●	each two to ten shares of Common Stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of Common Stock;
●	no fractional shares of Common Stock will be issued in connection with the Reverse Stock Split; instead, any fractional shares resulting from the Reverse Stock Split will round up to the next whole share;
●	proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of warrants and all then-outstanding awards under all of the Company’s equity plans;
●	the number of stockholders owning “odd lots” of less than 100 shares of Common Stock may increase; and
●	the number of shares then reserved for issuance under the Company’s equity plans will be proportionately reduced.

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The following table contains approximate information, based on share information as of the Record Date, showing the impact of the Reverse Stock Split at different ratios:

Reverse Stock Split Ratio	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	100,000,000	2,011,057	4,998,436	92,990,507
1-for-2	100,000,000	1,005,529	2,499,218	96,495,253
1-for-5	100,000,000	402,212	999,688	98,598,100
1-for-10	100,000,000	201,106	499,844	99,299,050

As illustrated in the table above, the Reverse Stock Split will not result in a reduction of the total number of shares of Common Stock that we are authorized to issue. The par value of the Common Stock would also remain unchanged at $0.001 per share.

After the Reverse Split Certificate is effective, the Common Stock will have a new Committee on Uniform Securities Identification Procedures, or CUSIP number, a number used to identify the Common Stock.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Stock Split will not affect the registration of Common Stock under the Exchange Act. The Common Stock would continue to be listed on Nasdaq under the symbol “BBLG” immediately following the Reverse Stock Split.

Effect of Reverse Stock Split on Stated Capital

Pursuant to the Reverse Stock Split, the par value of the Common Stock will remain $0.001 per share. As a result of the Reverse Stock Split, the stated capital on our balance sheet attributable to Common Stock (subject to a minor adjustment in respect of the treatment of fractional shares) and the additional paid-in capital account will, in total, not change due to the Reverse Stock Split. However, the allocation between the stated capital attributable to Common Stock and the additional paid-in capital on our balance sheet will change because there will be fewer shares of Common Stock outstanding. The stated capital attributable to Common Stock will decrease, and in turn, the stated capital attributable to the additional paid-in capital will increase. The net income or loss per share of Common Stock will increase because there will be fewer shares of Common Stock outstanding. The Reverse Stock Split would be reflected retroactively in our consolidated financial statements. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Shares Held in Book-Entry and Through a Broker

The combination of, and reduction in, the number of outstanding shares of Common Stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of Common Stock in “street name” (that is, through a broker) in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Brokers will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of Common Stock in “street name;” however, these brokers may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of Common Stock with a broker, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of Common Stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of Common Stock you hold.

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Effects on Equity Compensation Plans and Awards and Convertible Securities

If the Reverse Stock Split is implemented, proportionate adjustments would generally be required to be made with regard to:

●	the number of shares deliverable upon vesting and settlement of outstanding restricted stock units issued under the 2015 Equity Incentive Plan;
●	the number of shares reserved for issuance under the 2015 Equity Incentive Plan; and
●	the per share conversion price, and the number of shares issuable upon conversion of, outstanding convertible securities entitling the holders to purchase or convert into, or otherwise acquire shares of our Common Stock.

In the case of options, convertible securities or other rights to acquire shares of our Common Stock, these adjustments would result in approximately the same aggregate price required under such options, convertible securities or other rights upon exercise, conversion, or settlement, and approximately the same value of shares of Common Stock being delivered upon such exercise, conversion, or settlement, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

The number of shares of Common Stock issuable upon exercise or vesting of outstanding equity awards and options and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plan, as applicable, or such stock option grants, as the case may be, which may include rounding the number of shares of Common Stock issuable down to the nearest whole share or the payment of cash for fractional shares.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Reverse Split Certificate, or Abandon the Reverse Stock Split

We reserve the right to delay the filing of the Reverse Split Certificate or abandon the Reverse Stock Split and at any time before the Effective Time, even if the Reverse Stock Split has been approved by stockholders at the Annual Meeting. By voting in favor of an amendment to effect the Reverse Stock Split, you are also expressly authorizing the Board to delay, until the one-year anniversary of the Annual Meeting, or abandon the Reverse Stock Split if the Board determines that such action is in the best interests of the Company and its stockholders.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

No Appraisal Rights

Under Delaware law, the Charter and our Bylaws, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:

●	an individual citizen or resident of the United States;
●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

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This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our Common Stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Vote Required and Recommendation of Board

The affirmative vote of the majority of votes cast on the proposal is required to approve Proposal Five. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If stockholder approval for this proposal is not obtained then the Reverse Stock Split will not be effected.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK AT THE DISCRETION OF THE BOARD.

PROPOSAL SIX - APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING

General

We are asking stockholders for approval to adjourn the Annual Meeting from time to time, if necessary or appropriate, if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals submitted to the Company’s stockholders and/or establish a quorum for the Annual Meeting.

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Vote Required and Recommendation of Board

The affirmative vote of the majority of votes cast on the proposal is required to approve Proposal Six. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information, as of August 6, 2026, regarding the beneficial ownership of our Common Stock by:

●	each person known by us to be a beneficial owner of more than five percent of our outstanding Common Stock;
●	each of our directors and director nominee;
●	each of our named executive officers; and
●	all directors and executive officers as a group.

The amounts and percentage of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Name of Beneficial Owner or Identity of Group	Shares(1)		Percentage

5% or greater stockholders:

Intracoastal Capital LLC(2)	223,300		9.9%

Armistice Capital, LLC (3)	210,700		9.9%

Executive Officers and Directors(4):

Jeffrey Frelick	26,047	(5)	1.3%
Sid Angle	17,438	(6)	*
Bruce Stroever	17,425	(7)	*
Deina H. Walsh	13,158	(8)	*
Robert E. Gagnon	16,939	(9)	*
Phil Meikle	15,183	(10)	*

Total Officers and Directors as a Group (6 persons)	106,190	(11)	5.0%

* Represents beneficial ownership of less than 1% of our outstanding Common Stock.

(1)	Based on 2,011,057 outstanding shares. The number of shares issued and outstanding that was used to calculate the percentage ownership of each listed person includes the shares underlying convertible debt, stock options and warrants that are exercisable within 60 days from our report date.
(2)	This information is based on a Schedule 13G/A filed with the SEC on November 7, 2025 by Intracoastal Capital LLC (“Intracoastal”), Daniel B. Asher and Mitchell P. Kopin, which previously reported shared voting and dispositive power of 199,251 shares of common stock issuable upon exercise of a warrant held by Intracoastal (the “Warrant”), based on 1,795,260 shares of common stock outstanding as of September 30, 2025. The number of shares of common stock beneficially owned by Intracoastal is based on 2,011,057 shares of common stock outstanding as of August 6, 2026 plus 223,300 shares of common stock issuable upon exercise of presently exercisable warrants, and consists of 223,300 shares of common stock issuable upon exercise of the Warrant. Due to certain beneficial ownership blockers, the foregoing excludes (i) 26,700 shares of common stock issuable upon exercise of the Warrant, (ii) 250,000 shares of common stock issuable upon exercise of a second warrant held by Intracoastal, (iii) 5 shares of common stock issuable upon exercise of a third warrant held by Intracoastal, (iv) 6,185 shares of common stock issuable upon exercise of a fourth warrant held by Intracoastal, and (v) 32,552 shares of common stock issuable upon exercise of a fifth warrant held by Intracoastal. Without such blocker provisions, each of the reporting persons may have been deemed to have beneficial ownership of 538,742 shares of common stock. The principal business office of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483. The principal business office of Mr. Asher is 1011 Lake Street, Suite 311, Oak Park, Illinois 60301.
(3)	The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”),and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022. The number of shares of common stock beneficially owned by Armistice Capital, based on 2,011,057 shares of common stock outstanding as of August 6, 2026 plus 98,700 shares of common stock issuable upon presently exercisable warrants, and consists of 112,000 shares of common stock and 98,700 shares of common stock issuable upon the exercise of presently exercisable warrants. Does not include 5,425 shares of common stock issuable upon the exercise of presently exercisable warrants subject to beneficial ownership limitations of 4.99% or 9.99%, as applicable, and 6,137,354 shares of common stock issuable upon exercise of outstanding warrants and pre-funded warrants subject to beneficial ownership limitations of 4.99% or 9.99%, as applicable, which such limitations restrict Armistice Capital from exercising that portion of the warrants that would result in Armistice Capital and its affiliates owning, after exercise, a number of shares of common stock in excess of the applicable beneficial ownership limitation.
(4)	Except as indicated by footnote, the address for our executive officers and directors is 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803.
(5)	Includes 25,687 shares underlying stock options exercisable within 60 days.
(6)	Includes 17,438 shares underlying stock options exercisable within 60 days.
(7)	Includes 17,425 shares underlying stock options exercisable within 60 days.
(8)	Includes 12,845 shares underlying stock options exercisable within 60 days.
(9)	Includes 16,939 shares underlying stock options exercisable within 60 days.
(10)	Includes 15,183 shares underlying stock options exercisable within 60 days.
(11)	Consists of 673 shares and 105,517 shares underlying stock options exercisable within 60 days.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table and biographical summaries set forth information, including principal occupation and business experience, about our directors and executive officers as of the date of this proxy statement:

The following table and biographical summaries set forth information, including principal occupation and business experience, about our directors and executive officers as of the date of this proxy statement:

Name	Age	Position
Jeffrey Frelick	60	Chief Executive Officer and President
Deina H. Walsh	61	Chief Financial Officer
Bruce Stroever	76	Chairman of the Board of Directors
Siddhesh Angle	42	Director
Robert Gagnon	52	Director
Phil Meikle	62	Director

Jeffrey Frelick: Chief Executive Officer and President

Jeffrey Frelick serves as our President and Chief Executive Officer, bringing more than 35 years of leadership, operational, and investment experience in the life science industry. He joined Bone Biologics in 2015 as our Chief Operating Officer and assumed his current role in June 2019. Prior to Bone Biologics, Mr. Frelick spent 15 years on Wall Street as a sell-side analyst following the med-tech industry at investment banks Canaccord Genuity, ThinkEquity and Lazard. He also previously worked at Boston Biomedical Consultants where he provided strategic planning assistance, market research data and due diligence for diagnostic companies. He began his career at Becton Dickinson in sales and sales management positions after gaining technical experience as a laboratory technologist with Clinical Pathology Facility. Mr. Frelick received a B.S. in Biology from University of Pittsburgh and an M.B.A. from Suffolk University’s Sawyer Business School.

Deina H. Walsh: Chief Financial Officer

Deina Walsh has served as our Chief Financial Officer since November 2014. She is a certified public accountant and was the owner/founder of DHW CPA, PLLC, a public accounting firm. Prior to forming her firm, Ms. Walsh spent 13 years at a public accounting firm where, as a partner, she was actively responsible for leading firm audit engagements of publicly held entities in accordance with PCAOB standards and compliance with SEC regulations, including internal control requirements under Section 404 of the Sarbanes-Oxley Act. Ms. Walsh had a global client base including entities throughout the United States, Canada and China. These entities encompass a diverse range of industries including manufacturing, wholesale, life sciences, pharmaceuticals, and technology. Her experience includes work with start-up companies and well-established operating entities. She has assisted many entities seeking debt and equity capital. Areas of specialty include mergers, acquisitions, reverse mergers, consolidations, complex equity structures, foreign currency translations and revenue recognition complexities. Ms. Walsh has an Associates of Science Degree in Business Administration from Monroe Community College and a Bachelor of Science Degree in Accounting from the State University of New York at Brockport.

Bruce Stroever: Chairman of the Board of Directors

Mr. Stroever has served on the Board since 2012, bringing forty years of product development and general management experience in the medical device and orthobiologics fields. Mr. Stroever most recently served as President and Chief Executive Officer at MTF until he retired in 2018 after 30 years of service. Under Mr. Stroever’s leadership, MTF grew to be the largest tissue bank in the world. From 1971 to 1988, Mr. Stroever held several positions with Ethicon, Inc., a Johnson & Johnson, Inc. subsidiary. Mr. Stroever served on the advisory board for the New Jersey Organ and Tissue Sharing Network. He was also elected to the Board of Governors of the American Association of Tissue Banks for a three-year term in 1999 and subsequently in 2012. He was a founding member of the Tissue Policy Group subsidiary of the AATB and served as its Chairman for two terms. Mr. Stroever serves on the Board of Donate Life New York State, a non-profit based in Albany, New York. Mr. Stroever received his B.E. in Mechanical/Chemical Engineering from Stevens Institute of Technology in 1972 and a M.S. in Bioengineering from Columbia University in 1977. Given Mr. Stroever’s educational background, his senior management experience in our industry and the continuity he brings to the Board, we believe that Mr. Stroever is well qualified to serve as a member of the Board.

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Siddhesh (Sid) R. Angle: Director

Dr. Angle’s appointment to the Board became effective upon completion of October 2021 Offering. From 2018 to the present, Dr. Angle is Co-Founder, President and Chief Executive Officer of Regenosine, an early stage start-up for osteoarthritic disease. From 2021 to 2025, Dr. Angle also served on the Executive Team of Vetosine, an animal health affiliate of Regenosine. From 2020 to 2021, Dr. Angle was Associate Director, Innovation Commercialization at NYU Langone. From 2017 to 2020, Dr. Angle was Program Manager, Innovation Commercialization at NYU Langone. From 2013 to 2017, Dr. Angle worked in various R&D capacities at Zimmer Biomet, culminating as R&D manager of global orthobiologics. From 2011 to 2013, Dr. Angle served as Research Scientist at Carnegie Mellon University. Dr. Angle holds a PhD from University of Illinois in Bioengineering. Given Mr. Angle’s extensive background in research and development, we believe that Mr. Angle is well qualified to serve as a member of the Board.

Robert Gagnon: Director

Mr. Gagnon became a Board member on January 8, 2024. He is currently the Chief Financial Officer at Opus Genetics, a role he started in August 2025. Prior to that, he served as CFO for Remix Therapeutics from March 2023 to August 2025, as an Operating Partner at Gurnet Point Capital, a healthcare venture capital and private equity fund, from October 2022 to June 2023, Verastem, Inc. from August 2018 to October 2022, Harvard Bioscience, Inc. from November 2013 to August 2018, and Clean Harbors, Inc. between 2012 and 2013. His professional experience also includes senior roles at Biogen Idec, Deloitte & Touche, and PricewaterhouseCoopers. Mr. Gagnon earned his M.B.A. from MIT Sloan and a B.A. in accounting from Bentley College. He currently sits on the boards of, Harvard Bioscience and Purple Biotech Ltd. With his comprehensive expertise in financial management, accounting, and leadership, we believe Mr. Gagnon is well qualified to serve as a member of the Board.

Phil Meikle: Director

Mr. Meikle is a seasoned healthcare executive with over 32 years of orthopedic and spine industry experience. He founded Biosystems of New England, Inc. in 1992 and has served as CEO and President since. He has broad experience representing diverse and innovative orthopedic industry companies in developing and distributing innovative products. He sold his company to Stryker in 2019 and has served as a Stryker consultant for the past five years. With his extensive background in the orthopedic and spine industry, we believe Mr. Meikle is well qualified to serve as a member of the Board.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Legal Proceedings

In the normal course of our business, we may periodically become subject to various lawsuits. We are not presently a party to any legal proceedings that, if determined adversely to us, would individually or taken together have a material adverse effect on our business, results of operations, financial condition or cash flows. Regardless of the outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.

CORPORATE GOVERNANCE

Our Board consists of four members: Bruce Stroever, Sid Angle, Robert Gagnon and Phil Meikle. The Board met seven times during the fiscal year ended December 31, 2025 (“fiscal year 2025”).

Director Independence

The listing standards of Nasdaq require that a majority of our Board be independent. No director will qualify as independent unless the Board affirmatively determines that the director has no relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon the Nasdaq listing standards and applicable SEC rules and regulations, our Board has determined that each of Bruce Stroever, Sid Angle, Robert Gagnon and Phil Meikle are independent.

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Board Leadership Structure and Role in Risk Oversight

The Board believe it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. The Board has elected a Chairman of the Board who is different from the Company’s Chief Executive Officer.

The Board currently is comprised of individuals who are independent from the management of the Company. The Board and its committees meet regularly throughout the year to assure that the independent directors are well briefed and informed with regard to the Company’s affairs. Independent directors have unfettered access to any employee within the Company and are encouraged to call upon whatever employee he deems fit to secure the information each director feels is important to their understanding of our Company. In this fashion, we seek to maintain well informed, independent directors who are prepared to make informed decisions regarding our business affairs.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole plays an important role in overseeing the identification, assessment and mitigation of such risks. The Board reviews information regarding the Company’s finances and operations, as well as the risks associated with each. For example, the oversight of financial risk management lies primarily with the Board’s Audit Committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and the Board. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements. In fulfilling its risk oversight responsibility, the Board, as a whole and acting through any established committees, regularly consults with management to evaluate and, when appropriate, modify our risk management strategies.

Board Committees

Our Board has appointed an audit committee, nominating and corporate governance committee, and compensation committee. The table below shows the number of meetings held by our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee during fiscal year 2025 and the names of the directors who are currently serving on each committee.

Committee Name	Number of Meetings Held	Committee Members
Audit	1(2)	Bruce Stroever Robert Gagnon (1) Sid Angle
Compensation	1(3)	Bruce Stroever (1) Robert Gagnon Sid Angle
Nominating and Corporate Governance Committee	1	Bruce Stroever Robert Gagnon Sid Angle (1)

(1) Committee Chair

(2) The Audit Committee acted by unanimous written consent 4 times in fiscal year 2025.

(3) The Compensation Committee acted by unanimous written consent 2 times in fiscal year 2025.

Each committee acts pursuant to a written charter adopted by our Board. The current charters for each committee are available on our website, www.bonebiologics.com under the heading, “Investors” and the subheading, “Corporate Governance.” The information contained on our website is not a part of this proxy statement.

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Audit Committee

The Audit Committee is responsible for overseeing: (i) our accounting and reporting practices and compliance with legal and regulatory requirements regarding such accounting and reporting practices; (ii) the quality and integrity of our financial statements; (iii) our internal control and compliance programs; (iv) our independent auditors’ qualifications and independence and (v) the performance of our independent auditors. In so doing, the Audit Committee maintains free and open means of communication between our directors and management.

The Audit Committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that each member of the Audit Committee meets the independence and financial literacy requirements applicable to audit committee members under the Nasdaq listing standards and SEC rules. The Board has further determined that Mr. Gagnon qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation of our executive officers and directors and our performance plans and other compensation plans. The Compensation Committee makes recommendations to our Board in connection with such compensation and performance plans.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for (i) identifying, screening and reviewing individuals qualified to serve as directors (consistent with criteria approved by our Board) and recommending to our Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies or newly created directorships; (ii) developing and recommending to our Board and overseeing the implementation of our corporate governance guidelines (if any); (iii) overseeing evaluations of our Board and (iv) recommending to our Board candidates for appointment to Board committees.

The Nominating and Corporate Governance Committee receives recommendations for potential director candidates from stockholders, management, directors, and other sources. In its assessment of each potential candidate, the Nominating and Corporate Governance Committee considers, among other things, each candidate’s experience, qualifications, attributes, diversity and skills in light of the Company’s business, structure and current needs of the Board. Stockholders may recommend candidates for Nominating and Governance Committee consideration by submitting such recommendation using the method described under “Communications with the Board.” Stockholders may also nominate director candidates in accordance with our Bylaws as described under “2027 Annual Meeting - Stockholder Nominations of Directors.”

Board (and Committee) Meetings and Attendance

For fiscal year 2025, each of our directors attended 75% or more of the aggregate number of meetings of the Board, and the committee(s) of the Board on which he serves. Each director is expected to attend and participate in, either in person or by means of telephonic or video conference, all scheduled meetings of the Board and all meetings of the committees of the Board on which such director serves, and all scheduled meetings of stockholders of the Company. All of our current directors are expected to attend the Annual Meeting via teleconference.

Indemnification Agreements

Our Board has approved and we have entered into an indemnification agreement with each of our directors and executive officers (“Indemnification Agreement”). The Indemnification Agreement provides for indemnification against expenses, judgments, fines and penalties actually and reasonably incurred by an indemnitee in connection with threatened, pending or completed actions, suits or other proceedings, subject to certain limitations. The Indemnification Agreement also provides for the advancement of expenses in connection with a proceeding prior to a final, non-appealable judgment or other adjudication, provided that the indemnitee provides an undertaking to repay to us any amounts advanced if the indemnitee is ultimately found not to be entitled to indemnification by us. The Indemnification Agreement sets forth procedures for making and responding to a request for indemnification or advancement of expenses, as well as dispute resolution procedures that will apply to any dispute between us and an indemnitee arising under the Indemnification Agreement.

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Code of Conduct and Ethics

The Company adopted a formal code of ethics within the meaning of Item 406 of Regulation S-K promulgated under the Securities Act of 1933, as amended, that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that that establishes, among other things, procedures for handling actual or apparent conflicts of interest. Our Code of Conduct and Ethics is available at our website www.bonebiologics.com/investor-relation.

Insider Trading Policy

We have adopted an insider trading policy designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Insiders, who include our directors, executive officers, and certain employees who we may designate from time to time (the “Designated Individuals”), may buy and sell our stock within an open “window period,” which begins on the first trading day after the release of the Company’s quarterly or annual financial results for that particular quarter and ends on the 14th day prior to the close of the next fiscal quarter. Designated Individuals are prohibited from purchasing or selling our stock if they are in possession of material non-public information, even if it is within the open “window period.” We reserve the right to impose event-specific black-out periods if we deem certain employees or groups to be in possession of non-public information regarding potentially significant matters, regardless of if it is an open “window period” and we may do so with little or no notice. Employees subject to an event-specific black-out period will be notified by our Chief Financial Officer.

Anti-Hedging Policy

We have an insider trading policy that prohibits directors, officers and employees from engaging in transactions that hedge or offset any decrease in the market value of equity securities granted as compensation.

Communications with the Board

Stockholders may communicate directly with the Board by writing to them at Board, c/o Corporate Secretary, Bone Biologics Corporation, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803. Such communications will be forwarded to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business issues, or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters.

EXECUTIVE COMPENSATION

This proxy statement contains information about the compensation earned and paid to our named executive officers during fiscal year 2025 and fiscal year ended December 31, 2024 (“fiscal year 2024”). For fiscal year 2025, in accordance with the executive compensation disclosure rules and regulations of the SEC, we determined that the following officers were our named executive officers:

●	Jeffrey Frelick, Chief Executive Officer and President; and

●	Deina Walsh, Chief Financial Officer.

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Summary Compensation Table

As a smaller reporting company under the Exchange Act, we are providing the following executive compensation information in accordance with the scaled disclosure requirements of Regulation S-K. The table below summarizes the compensation earned for services rendered to us in all capacities, for the fiscal years indicated, by its named executive officers:

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Total Compensation ($)

Jeffrey Frelick,	2025	$300,000	$26,269	$100,000	$426,269
Chief Executive Officer and President	2024	$300,000	$30,788	$54,109	$384,897

Deina Walsh,	2025	$200,000	$13,136	$50,000	$263,136
Chief Financial Officer	2024	$200,000	$15,394	$27,054	$242,448

(1)	Represents the grant date fair value of the option award, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, “Compensation – Stock Compensation.” The assumptions used in calculating the grant date fair value of the option awards for 2025 are set forth in Note 8 of the consolidated financial statements included in our Form 10-K for fiscal year 2025.
(2)	The amounts shown in this column reflect performance-based cash awards earned during the applicable fiscal year under our executive compensation program.

Annual Performance-Based Awards

The Company has an annual performance-based cash award program for our executive officers, which is designed to reinforce the Company’s goals and strategic initiatives, and reward our executive officers for meeting objective performance goals for a fiscal year. The annual performance-based awards are determined by the achievement of Company and individual performance metrics established at the beginning of each fiscal year by the Compensation Committee and our Board. For each of the fiscal year 2025 and fiscal year 2024, annual bonuses were based on achievement of Company goals related to clinical development objectives, business development goals, capital raising and certain investor goals. The target award opportunity under the annual performance-based award program for each of the fiscal years ended December 31, 2025 and 2024 as a percentage of base salary was 50% for Mr. Frelick and 25% for Ms. Walsh.

Following the Compensation Committee’s review of the achievement of corporate and individual performance for the fiscal year 2025, the Compensation Committee awarded Mr. Frelick $100,000 in cash and options to purchase 16,668 shares of common stock and Ms. Walsh $50,000 in cash and options to purchase 8,335 shares of common stock, respectively. For fiscal year 2024, the Compensation Committee awarded Mr. Frelick $54,109 in cash and options to purchase 9,019 shares of common stock and Ms. Walsh $27,054 in cash and options to purchase 4,510 shares of common stock, respectively.

Employment Agreements with Consultants and Named Executive Officers

Jeffrey Frelick – Chief Executive Officer and President

On March 12, 2024, the Company entered into an amended and restated letter agreement, effective as of January 1, 2024 (the “Frelick Agreement”), with Jeffrey Frelick, to serve as the Company’s Chief Executive Officer with an annual salary of $300,000. The Frelick Agreement automatically renews for successive one-year periods on January 1st of each calendar year, unless either party provides notice of non-renewal to the other no later than July 9th during any term. Under the terms of the amended and restated agreement, Mr. Frelick is eligible to receive a transaction bonus of 1% to 2% of the transaction value depending on the size of the transaction in the event the Company is acquired. The Frelick agreement contains standard restrictive covenants, including non-competition and non-solicitation, and terms and conditions customarily found in similar agreements.

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Pursuant to the Frelick Agreement, he is eligible to earn an annual target bonus of 50% of his base salary as in-effect for the applicable calendar year, subject to the achievement of personal and corporate objectives or milestones to be established by the Board, or the Compensation Committee (after considering any input or recommendations from Mr. Frelick) within 60 days of the beginning of each calendar year during Mr. Frelick’s employment. In order to earn the annual bonus under this provision, the applicable objectives must be achieved and Mr. Frelick must be employed by Company at the time the annual bonus is distributed by Company. The annual bonus, if any, shall be paid on or before March 15th of the calendar year following the year in which it is considered earned. The actual annual bonus paid may be more or less than 50% of Mr. Frelick’s base salary. In the event of Mr. Frelick’s termination without cause, Mr. Frelick is entitled to receive any unpaid salary and expenses, a payment equal to 12 months of his base salary, a pro-rated annual bonus at the Board’s discretion, and a continuation of benefits for 12 months. To allow Mr. Frelick to prevent or mitigate dilution of his equity interests in the Company, in connection with each financing, Mr. Frelick will be provided an opportunity to invest in the Company such that his interest, at his option, remains undiluted or partially diluted.

Deina Walsh – Chief Financial Officer

On December 17, 2021, the Company entered into an employment agreement with Ms. Walsh, effective January 3, 2022, to serve as the Company’s full-time Chief Financial Officer with an annual salary of $200,000. Ms. Walsh’s employment agreement has an indeterminate term and is at will.

Pursuant to Ms. Walsh’s employment agreement she is eligible to earn an annual target bonus of 25% of her base salary as in-effect for the applicable calendar year, subject to the achievement of personal and corporate objectives or milestones to be established by the Board, or any compensation committee thereof, (after considering any input or recommendations from Ms. Walsh) within 60 days of the beginning of each calendar year during Ms. Walsh’s employment. In order to earn the annual bonus under this provision, the applicable objectives must be achieved and Ms. Walsh must be employed by Company at the time the annual bonus is distributed by Company. The annual bonus, if any, shall be paid on or before March 15th of the calendar year following the year in which it is considered earned. The actual annual bonus paid may be more or less than 25% of Ms. Walsh’s base salary. In the event of Ms. Walsh’s termination without cause, Ms. Walsh is entitled to receive any unpaid salary and expenses, a payment equal to 4 months of her base salary, a pro-rated annual bonus at the Board’s discretion, and a continuation of benefits for 4 months. To allow Ms. Walsh to prevent or mitigate dilution of her equity interests in the Company, in connection with each financing, Ms. Walsh shall be provided an opportunity to invest in the Company such that her interest, at her option, remains undiluted or partially diluted.

On March 12, 2024, the Company entered into an amendment (the “Amendment”) to the letter agreement between the Company and Ms. Walsh, dated December 17, 2021. The Amendment became effective as of March 11, 2024. Under the terms of the Amendment, Ms. Walsh is eligible to receive a transaction bonus of 0.5% to 1% of the transaction value depending on the size of the transaction in the event the Company is acquired.

Stock Options

On January 8, 2026, Mr. Frelick received a stock option grant whereby he is entitled to purchase 16,668 shares of common stock at an exercise price of $1.55. The stock options vested immediately and expire on January 8, 2036. In the event Mr. Frelick is terminated prior to January 8, 2036, any unexercised portion of this stock option grant will be forfeited unless such termination is without Cause, as defined in the 2015 Equity Incentive Plan, in which case the vested and unexercised options will not be forfeited until the earlier of three months from such termination or January 8, 2036.

On January 8, 2026, Ms. Walsh received a stock option grant whereby she is entitled to purchase 8,335 shares of common stock at an exercise price of $1.55. The stock options vested immediately and expire on January 8, 2036. In the event Ms. Walsh is terminated prior to January 8, 2036, any unexercised portion of this stock option grant will be forfeited unless such termination is without Cause, as defined in the 2015 Equity Incentive Plan, in which case the vested and unexercised options will not be forfeited until the earlier of three months from such termination or January 8, 2036.

On January 15, 2025, Mr. Frelick received a stock option grant whereby he is entitled to purchase 9,019 shares of common stock at an exercise price of $5.82. The stock options vested immediately and expire on January 15, 2027. In the event Mr. Frelick is terminated prior to January 15, 2027, any unexercised portion of this stock option grant will be forfeited unless such termination is without Cause, as defined in the 2015 Equity Incentive Plan, in which case the vested and unexercised options will not be forfeited until the earlier of three months from such termination or January 15, 2027.

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On January 15, 2025, Ms. Walsh received a stock option grant whereby she is entitled to purchase 4,510 shares of common stock at an exercise price of $5.82. The stock options vested immediately and expire on January 15, 2027. In the event Ms. Walsh is terminated prior to January 15, 2027, any unexercised portion of this stock option grant will be forfeited unless such termination is without Cause, as defined in the 2015 Equity Incentive Plan, in which case the vested and unexercised options will not be forfeited until the earlier of three months from such termination or January 15, 2027.

Our Compensation Committee believes the compensation under the employment agreements and other incentives granted to our named executive officers align our named executive officers’ interests with those of our stockholders. Our Compensation Committee and Board continue to evaluate our executive compensation program with a view toward motivating our named executive officers to meet our strategic operational and financial goals in the best interests of our stockholders.

Outstanding Equity Awards at Fiscal Year End

Name	Number of securities underlying unexercised options (#) exercisable	Option exercise price ($)	Option expiration date
(a)	(b)	(e)	(f)
Jeffrey Frelick, Chief Executive Officer and President	9,019	$5.82	January 15, 2027
	4,167	$21.66	January 17, 2026
	8	$73,800.00	May 26, 2026
Deina Walsh, Chief Financial Officer	4,510	$5.82	January 15, 2027
	2,084	$21.66	January 17, 2026

PAY VERSUS PERFORMANCE

We are providing the following information about the relationship between executive compensation actually paid (“CAP”) and certain financial performance of the Company as required by SEC rules (see “Executive Compensation” above for discussion of our compensation program).

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4)	Net (Loss)(5)
2025	$426,269	$430,788	$263,136	$265,394	$0.02	$(3,108,991)
2024	$384,897	$405,709	$242,448	$252,855	$0.08	$(4,112,420)
2023	$376,600	$332,965	$238,300	$216,483	$0.37	$(8,948,731)

(1)	Amounts shown reflect total compensation set forth in the Summary Compensation Table for our PEO, Mr. Frelick.

(2)	The following table describes the adjustments for fiscal year 2025, each of which is prescribed by SEC rule, to calculate the compensation actually paid (“CAP”) amounts from the summary compensation table (“SCT”) amounts. The SCT amounts and the CAP amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. To determine CAP, adjustments below were made to our executive officers’ total compensation. The adjustments made for fiscal year 2024 and our fiscal year ended December 31, 2023 (“fiscal year 2023”) can be found in our proxy statements filed with the SEC on April 23, 2025 and August 8, 2024, respectively.

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	2025
Adjustments	PEO	Other NEO
SCT Amounts	$426,269	$263,136
Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	$(26,269)	$(13,136)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	$30,788	$15,394
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year
Add: Change in incremental fair value of awards modified during the covered fiscal year
Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Total for the covered fiscal year
CAP Amounts	$430,788	$265,394

(3)	Amounts shown reflect average total compensation set forth in the Summary Compensation Table for our NEO, Ms. Walsh.
(4)	Amounts shown reflect the value of a fixed investment of $100 on October 13, 2021, of $7,329.60, our initial listing on Nasdaq, and on January 1, 2022 of $5,068.80, December 30, 2022 of $301.97, December 29, 2023 of $27.12, December 31, 2024 of $5.64 and on December 31, 2025 of $1.45 as quoted by Nasdaq. All amounts have been adjusted for a 1-for-30 reverse stock split effective June 5, 2023, a 1-for-8 reverse stock split effective December 20, 2023 and a 1-for-6 reverse stock split effective June 10, 2025.
(5)	The amounts reported in this column represent net loss reflected in the Company’s audited financial statements for the applicable fiscal year.

Analysis of Information Presented in the Pay Verses Performance Table

We are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table, including CAP, as required by Item 402(v) of Regulation S-K. We are a pre-revenue medical device development stage entity engaged in research and development activities focused the development of a medical device to assist in bone regeneration in spinal fusion. Accordingly, the Compensation Committee does not use total stockholder return or net income (loss) in its compensation programs. However, the Compensation Committee does utilize several other performance measures, including management of research efforts, development and management of intellectual property assets, budget management, and capital raising efforts, to align executive compensation with our performance and business objectives (see “Executive Compensation”).

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In 2025, compensation for the Principal Executive Officer (PEO) increased by $25,079 from 2024, and compensation for the non-PEO Named Executive Officers (NEOs) also increased year over year. These increases reflected the achievement of 2025 performance goals tied to the Company’s strategic and clinical development objectives. The resulting compensation adjustments underscore the Company’s emphasis on performance-based incentives.

In 2024, the compensation paid to the Principal Executive Officer (PEO) increased by $72,744 compared to 2023. Similarly, the compensation for the non-PEO Named Executive Officers (NEOs) also increased year over year. These increases reflect the achievement of predefined performance goals set for 2024, which were designed to align executive compensation with the Company’s strategic objectives and clinical development objectives. The adjustments in compensation are a direct result of meeting or exceeding these established benchmarks, reinforcing the Company’s commitment to performance-based incentives.

In 2023, the compensation paid to the PEO decreased by $73,785 compared to 2022. This reduction was influenced by a bonus awarded when the Company fully resumed operations in 2022 after scaling back during most of 2021 due to limited capital resources. Additionally, in 2023, the PEO received a cash bonus of $25,000 and was granted 25,000 stock options. Similarly, the compensation paid to non-PEO NEOs decreased in 2023 compared to 2022, also attributable to the bonus granted during the Company’s full resumption of operations in 2022 after scaling back in 2021 due to limited capital resources.

The information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

DIRECTOR COMPENSATION

As a smaller reporting company under the Exchange Act, we are providing the following director compensation information in accordance with the scaled disclosure requirements of Regulation S-K.

The following table shows information regarding the compensation earned during the year ended December 31, 2025 by the members of our Board.

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Bruce Stroever	$40,000	$64,089	$104,089
Sid Angle	30,000	64,089	94,089
Robert Gagnon	30,000	64,089	94,089
Phil Meikle	25,000	64,089	89,089

(1)	The amounts in this column reflect the aggregate grant date fair value of stock options under FASB ASC Topic 718, which was determined using a Black-Scholes option-pricing model with the assumptions that are disclosed in Note 8 of our consolidated financial statements included in our Form 10-K for fiscal year 2025. The following table provides information regarding equity awards held by each independent non-employee director as of December 31, 2025:

Name	Stock Options Outstanding (#)
Bruce Stroever	17,425
Sid Angle	17,438
Robert Gagnon	16,939
Phil Meikle	15,183

The Board adopted a Non-Employee Director Compensation Policy (the “Director Compensation Policy”) as follows:

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Annual Cash Compensation

Each member of the Board who (i) is an independent director under applicable Nasdaq Listing Rules, except that the amount of compensation as referred to in the Nasdaq Rule 5605 shall not exceed $10,000 per year and/or (ii) does not beneficially own, or is not a director or executive officer of an entity which beneficially owns, 5% or more of the Company’s Common Stock (each such member an, “Independent Director”) will receive compensation set forth below for service on the Board. The annual cash compensation amounts will be payable in equal quarterly installments, in arrears following the end of each quarter in which the service occurred, pro-rated for any partial months of service. All annual cash fees are vested upon payment.

1.	Annual Board Service Retainer:

a.	All Independent Directors other than the Board Chair: $25,000
b.	Independent Director who is the Board Chair: $35,000

2.	Annual Committee Chair Service Retainer (in addition to Annual Board Service Retainer):

a.	Chairman of the Audit Committee: $5,000
b.	Chairman of the Compensation Committee: $5,000
c.	Chairman of the Corporate Governance Committee: $5,000

Equity Compensation

Equity awards will be granted under the Company’s 2015 Equity Incentive Plan or any successor equity incentive plan (the “Plan”). All stock options granted under this Director Compensation Policy will be Nonstatutory Stock Options (as defined in the Plan), with a term of ten years from the date of grant and an exercise price per share equal to 100% of the Fair Market Value (as defined in the Plan) of the underlying Common Stock of the Company on the date of grant.

(a) Automatic Equity Grants.

(i) Initial Grant for New Directors. Without any further action of the Board, each person who, after the effective date of the Director Compensation Policy, is elected or appointed for the first time to be an Independent Director will automatically, upon the date of his or her initial election or appointment to be an Independent Director, be granted a Nonstatutory Stock Option to purchase 2 shares of Common Stock (the “Initial Grant”), regardless of when such person is elected or appointed to the Board. Each Initial Grant will fully vest on the date of the annual meeting of the stockholders of the Company next following the Initial Grant.

(ii) Annual Grant. Without any further action of the Board, at the close of business on the date of each annual meeting of stockholders following the effective date of the Director Compensation Policy, each person who is then an Independent Director will automatically be granted to a Nonstatutory Stock Option to purchase a number of shares of Common Stock having an option value (calculated on the date of grant) of $50,000 (the “Annual Grant”). Each Annual Grant will vest in a series of four successive equal quarterly installments over the one-year period measure from the date of grant.

(iii) Pro-rated Annual Grant. If a person is elected or appointed to the Board at a time other than at the annual stockholder meeting, then on the date of such election or appointment, the person will be automatically, and without further action by the Board, granted an Annual Grant covering a pro-rated number of shares of Common Stock pursuant to the Director Compensation Policy.

Policies and Practices Related to the Grant of Certain Equity Awards

We have adopted a policy governing the grant of equity awards in order to create a framework for the consistent process for the granting of equity awards and to ensure the integrity and efficiency of our equity award process. Equity awards, including stock options, are granted in accordance with a predetermined schedule. Initial grants of equity awards, including stock options, to newly appointed Independent Directors are granted as of the date of the Independent Director’s appointment to the Board. Annual grants of equity awards, including stock options, to Independent Directors are made at the close of business on the date of each annual meeting of stockholders. Equity awards, including stock options, to executive officers are granted on the third Wednesday in the month of January, or as soon as reasonably practicable thereafter.

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Our Compensation Committee does not purposely accelerate or delay the public release of material information in order to allow the award recipient to benefit from a more favorable stock price. Management advises the Compensation Committee and the Board whenever it is aware that material non-public information is planned to be released to the public in close proximity to the grant date of any equity award, including stock options.

During the fiscal year 2025, we did not grant any equity awards, including stock options, to our named executive officers in the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material non-public information.

REPORT OF THE AUDIT COMMITTEE

In connection with our financial statements for the fiscal year ended December 31, 2025, the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm (the “Auditors”) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and (3) received the written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the Audit Committee concerning independence, and has discussed with the Auditors their independence.

Based on the review and discussions referred to in items (1) through (3) of the above paragraph, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Robert Gagnon, Chair

Bruce Stroever

Sid Angle

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2024, none of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

●	Any of our directors or officers;

●	Any proposed nominee for election as our director;

●	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our Common Stock; or

●	Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of our Company.

Review, Approval or Ratification of Transactions with Related Persons

Due to the small size of our Company, we do not at this time have a formal written policy regarding the review of related party transactions, and rely on our full Board to review, approve or ratify such transactions and identify and prevent conflicts of interest. Our Board reviews any such transaction in light of the particular affiliation and interest of any involved director, officer or other employee or stockholder and, if applicable, any such person’s affiliates or immediate family members. Management aims to present transactions to our Board for approval before they are entered into or, if that is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate action or remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with our best interests and the best interest of our stockholders.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us during the fiscal year 2025, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except with respect to Jeffrey Frelick and Deina Walsh who each filed one late Form 4 disclosing one transaction.

2027 ANNUAL MEETING

Stockholder Proposals for Inclusion in the Company’s Proxy Materials for the 2027 Annual Meeting of Stockholders.

We will include in our proxy materials for our 2027 annual meeting of stockholders any stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Among other things, Rule 14a-8 requires that we receive such proposals not less than 120 days prior to the one-year anniversary of this proxy statement, or April 30, 2027. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Exchange Act, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2027 annual meeting. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803.

Stockholder Proposals for Consideration at the 2027 Annual Meeting of Stockholders, but not for Inclusion in the Proxy Materials.

Pursuant to our Bylaws, items of business that are proposed outside of the process pursuant to Rule 14a-8 under the Exchange Act as described above, may properly be brought before the 2027 annual meeting of stockholders only if we receive notice of such business no earlier than 120 days and no later than 90 days prior to the one-year anniversary of the previous year’s annual meeting. Thus, for the 2027 annual meeting of stockholders, we must receive notice of business that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act between May 31, 2027, and June 30, 2027. The notice must be in accordance with and contain all information provided for in our Bylaws and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware. We will not permit business that does not comply with the foregoing notice requirement to be brought before the 2027 annual meeting of stockholders. Stockholder business that is not submitted for inclusion in our proxy statement pursuant to Rule 14a-8 should be mailed to the following address: Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803. You may obtain a copy of Bylaws by writing to the Corporate Secretary at the address above.

Stockholder Nominations of Directors.

Pursuant to our Bylaws, no nominations for directors shall be acted upon at the annual meeting except for those made by the Board and those made by stockholders of record upon timely notice in writing to our Corporate Secretary. To be considered timely, notice must be received by us no earlier than 120 days and no later than 90 days prior to the one-year anniversary of the previous year’s annual meeting. Thus, for the 2027 annual meeting of stockholders, we must receive the notice between May 31, 2027, and June 30, 2027. The notice must contain all information, including the completed questionnaire, referenced in our amended and restated by-laws. Stockholder notice of nominations for directors should be mailed to the following address: Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803. You may obtain a copy of our Bylaws by writing to the Corporate Secretary at the address above.

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In addition to satisfying the advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act between May 31, 2027, and June 30, 2027. However, if the date of the 2027 annual meeting of stockholders is more than 30 days before or 60 days after the first anniversary of the Annual Meeting, then notice required by Rule 14a-19 must be provided by the later of 60 days before the date of the annual meeting or the 10th day after we first make a public announcement of the date of the annual meeting.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or the Company. Direct your written request to Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803 and oral requests may be made by calling the Company at (781) 552-4452 and we will promptly deliver a separate copy. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card.

FORWARD-LOOKING STATEMENTS

This proxy statement and materials delivered with this proxy statement, including our 2025 Annual Report, contains “forward-looking” statements. All statements other than statements of historical facts included in this proxy statement and materials delivered with this proxy statement, including, without limitation, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations are disclosed in the “Cautionary Note on Forward-Looking Statements” section of our annual report on Form 10-K for the year ended December 31, 2025. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by such cautionary statements.

By Order of the Board of Directors,

Bruce Stroever
Chairman of the Board of Directors

, 2026

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APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BONE BIOLOGICS CORPORATION

Bone Biologics Corporation, a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Law (the “DGCL”), does hereby certify as follows:

FIRST: The name of the corporation is Bone Biologics Corporation (the “Corporation”).

SECOND: The Amended and Restated Certificate of Incorporation was filed with the Secretary of the State of Delaware on July 28, 2014, as was amended by those Certificate of Amendments filed with the Secretary of State of the State of Delaware on September 22, 2014, July 16, 2018, October 8, 2021, June 5, 2023, December 14, 2023 and June 5, 2025 (the “Certificate of Incorporation”).

THIRD: Article 5 of the Certificate of Incorporation is hereby amended in its entirety to provide as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is: One Hundred Twenty Million (120,000,000). These shares shall be divided into two classes with 100,000,000 shares designated as common stock at $0.001 par value (the “Common Stock”) and 20,000,000 shares designated as preferred stock at $0.001 par value (the “Preferred Stock”).

Effective at [__] Eastern Time on [__] (the “Effective Time”), pursuant to the DGCL, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, each [__] ([__]) shares of Common Stock outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been converted, subject to the elimination of fractional share interests as described above.

The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time.

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.”

FOURTH: This Certificate of Amendment shall become effective on [__] at [__] Eastern Time.

FIFTH: This Certificate of Amendment was duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with Section 242 of the DGCL.

[Signature page follows.]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this [__] day of [__].

Bone Biologics Corporation

By:
Name:	Jeffrey Frelick
Title:	Chief Executive Officer

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